SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

                                 -----------------


                          DWS Latin America Equity Fund



The following information revises "The portfolio managers" section of the prospectuses: The following people handle the day-to-day management of the fund.



  Paul H. Rogers, CFA                    Terrence S. Gray, CFA
  Managing Director of Deutsche Asset    Managing Director of Deutsche Asset
  Management and Lead Portfolio          Management and Portfolio Manager of
  Manager of the fund.                   the fund.
  o   Joined Deutsche Asset              o   Joined Deutsche Asset Management in
      Management in 1994 and the fund        1993 and the fund in 2006.
      in 1995.                           o   Portfolio manager for Global
  o   Over 20 years of investment            Emerging Markets Fund and other
      industry experience.                   international products.
  o   BA, University of Vermont; MBA,    o   Previously, head of the Pacific
      New York University.                   Basin portfolio selection team and
                                             served as an Asian country and
                                             sector analyst before joining the
                                             Emerging Markets team.
                                         o   BS, Boston College.









               Please Retain This Supplement for Future Reference





                                                                     [Logo]DWS
December 21, 2006                                                      SCUDDER
                                                           Deutsche Bank Group